                                                                                   EXHIBIT 10.1

Norwegian Shipbrokers' Association's Memo-
random of Agreement for sale and purchase of
ships. Adopted by the Baltic and International
Maritime Council (BIMCO) in 1956.
Code-name
SALEFORM 1993
Revised 1968,1983 and 1986/87.

MEMORANDUM OF AGREEMENT
Dated:  as of January 24, 2007

Fairfax Shipping Corp., Majuro, Marshall Islands hereinafter called the Sellers, have agreed to sell, and		1

Adirondack Shipping LLC, Majuro, Marshall Islands hereinafter called the Buyers, have agreed to buy		2

Name:	“SEMINOLE PRINCESS”	3

Classification Society/Class: Lloyd’s Register		4
Built: 1997 By: Dalian S.B. Heavy Industry Co., Ltd., China		5
Flag: Phil/Pan Place of Registration: Manila/Panama		6
Call Sign: DYPA/3EIE6 Grt/Nrt: 19,354/9,614		7
Register Number: MNLA000678/35009-PEXT		8

hereinafter called the Vessel, on the following terms and conditions:		9

Definitions		10

“Charter” as defined in Clause 17		11

“Banking Days” as defined in the Charter.		12

“In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa,		13
a registered letter, telefax or other modern form of written communication.		14

“Classification Society” or “Class” means the Society referred to in line 4		15

1. Purchase Price $45 Million En Bloc for the Vessel and the Laguna Belle as part of sale/charter back Arrangement. See Clause 17.		16

2. Deposit		17
		18
		21
		22
		23
3. Payment		25

The said Purchase Price shall be paid in full free of bank charges to Sellers, less: (i) Sellers’ Credit per Clause 32 of the Charter; and (ii) the balance of the 2% fee per clause 49(1)(b) of the Charter		26

4. Inspections		30

a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers		31
have also inspected the Vessel at/in		32
and have accepted the Vessel following this inspection and the sale is outright and definite,		33
and subject only to the terms and conditions of this Agreement.		34
b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare		35
whether same are accepted or not within		36
The Sellers shall provide for the inspection of the Vessel at/in		37
The Buyers shall undertake the inspection without undue delay to the Vessel. Should the		38
Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.		39
The Buyers shall inspect the vessel without opening up and without cost to Sellers.		40
During the inspection, the Vessel’s deck and engine logs shall be made available for		41
examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall		42
become outright and definite, subject only to the terms and conditions of this Agreement,		43
provided the Sellers receive written notice of acceptance from the Buyers within 72 hours		44
after completion of such inspection.		45
Should notice of acceptance of the Vessel’s classification records and of the Vessel not be		46
received by the Sellers as aforesaid, the deposit together with interest earned shall be		47
released immediately to the Buyers, whereafter this Agreement shall be null and void.		48

		50
5. Notices, time and place of delivery

a) The Vessel will be delivered on a mutually convenient agreed date as she is at such port or place as the Vessel may be located on the agreed date.		51

a) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall		52
provide the Buyers with , , and days notice of the estimated time of arrival at the		53
intended place of underwater inspection/delivery. When the Vessel is at the place 54
of delivery and in every respect physically ready for delivery in accordance with this		55
Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.		56
b) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage at/in		57

		58
Expected time of delivery:		60

Date of cancelling (see Clause 5c) and 14): February 1, 2007		61

c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the		62
Vessel will not be ready for delivery by the cancelling date they may notify the Buyers in		63
writing stating the date when they anticipate that the Vessel will be ready for delivery and		64
propose a new cancelling date. Upon receipt of such notification the Buyers shall have the		65
option of either cancelling this Agreement in accordance with Clause 14 within		66
twenty-four hours of receipt of the notice or of accepting the new date as the new cancelling date. If the		67
Buyers have not declared their option within twenty-four hours of receipt of the Sellers’		68
notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification		69
shall be deemed to be the new cancelling date and shall be substituted for the cancelling		70
date stipulated in line 61.		71

If this Agreement is maintained with the new cancelling date all other terms and conditions		72
hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full		73
force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any		74
claim for damages the Buyers may have under Clause 14 for the Vessel not being ready by		75
the original cancelling date.		76

		78
		79
6. Drydocking/Divers Inspection		80

a)** The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the		81
Classification Society of the Vessel’s underwater parts below the deepest load line, the		82
extent of the inspection being in accordance with the Classification Society’s rules. If the		83
rudder, propeller, bottom or other underwater parts below the deepest load line are found		84
broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made		85
good at the Sellers’ expense to the satisfaction of the Classification Society without		86
condition/recommendation.		87

b)** (i) The Vessel is to be delivered without drydocking. However, the Buyers shall		88
have the right at their expense to arrange for an underwater inspection by a diver approved		89
by the Classification Society prior to the delivery of the Vessel. the Sellers shall at their		90
cost make the Vessel available for such inspection. The extent of the inspection and the		91
conditions under which it is performed shall be to the satisfaction of the Classification		92
Society. If the conditions at the port of delivery are unsuitable for such inspection, the		93
Sellers shall make the Vessel available at a suitable alternative place near to the delivery		94
port.		95

(ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line		96
are found broken, damaged or defective so as to affect the Vessel’s class, then unless		97
repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers		98
shall arrange for the Vessel to be drydocked at their expense for inspection by the		99
Classification Society of the Vessel’s underwater parts below the deepest load line, the		100
extent of the inspection being in accordance with the Classification Society’s rules. If the		101
rudder, propeller, bottom or other underwater parts below the deepest load line are found		102
broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made		103
good by the Sellers at their expense to the satisfaction of the Classification Society		104
without condition/recommendation*. In such event the Sellers are to pay also for the cost of		105
the underwater inspection and the Classification Society’s attendance.		106

(iii) If the Vessel is to be drydocked pursuant to Clause 6 b) (ii) and no suitable dry-		107
docking facilities are available at the port of delivery, the Sellers shall take the Vessel		108
to a port where suitable drydocking facilities are available, whether within or outside the		109
delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliver		110
the Vessel at a port within the delivery range as per Clause 5 b) which shall, for the		111
purpose of this Clause, become the new port of delivery. In such event the cancelling date		112
provided for in Clause 5 b) shall be extended by the additional time required for the		113
drydocking and extra steaming, but limited to a maximum of 14 running days.		114

c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above		115
(i) the Classification Society may require survey of the tailshaft system, the extent of		116
the survey being to the satisfaction of the Classification surveyor. If such survey is not		117
required by the Classification Society, the Buyers shall have the right to require the tailshaft		118
to be drawn and surveyed by the Classification Society, the extent of the survey being in		119
accordance with the Classification Society’s rules for the tailshaft survey and consistent with		120
the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they		121
require the tailshaft to be drawn and surveyed not later than by the completion of the		122
inspection by the Classification Society. The drawing and refitting of the tailshaft shall be		123
arranged by the Sellers. Should any parts of the tailshaft system be condemned or found		124
defective so as to affect the Vessel’s Class, those parts shall be renewed or made good at		125
the Sellers’ expense to the satisfaction of the Classification Society without		126
condition/recommendation*.		127
(ii) the expenses relating to the survey of the tailshaft system shall be borne		128
by the Buyers unless the Classification Society requires such survey to be carried out, in		129
which case the Sellers shall pay these expenses. The Sellers shall also pay the expenses		130
if the Buyers require the survey and parts of the system are condemned of found defective		131
or broken so as to affect the Vessel’s Class*.		132

(iii) the expenses in connection with putting the Vessel in and taking her out of		133
drydock, including the drydock dues and the Classification Society’s fees shall be paid by		134
the Sellers if the Classification Society issues any condition/recommendation* as a result		135
of the survey or if it requires survey of the tailshaft system. In all other cases the Buyers		136
shall pay the aforesaid expenses, dues and fees.		137

(iv) the Buyers’ representative shall have the right to be present in the drydock, but		138
without interfering with the work or decisions of the Classification surveyor.		139
(v) the Buyers shall have the right to have the underwater parts of the Vessel		140
cleaned and painted at their risk and expense without interfering with the Sellers’ or the		141
Classification surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If		142
however, the Buyers’ work in drydock is still in progress when the Sellers have		143
completed the work which the Sellers are required to do, the additional docking time		144
needed to complete the Buyers’ work shall be for the Buyers’ risk and expense. In the event		145
that the Buyers’ work requires such additional time, the Sellers may upon completion of the		146
Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock		147
and the Buyers shall be obliged to take delivery in accordance with Clause 3, whether		148
the Vessel is in drydock or not and irrespective of Clause 5 b).		149

* Notes, if any, in the surveyor’s report which are accepted by the Classification Society		150
without condition/recommendation are not to be taken into account.		151

		153
7. Spares/bunkers, etc.		154

The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore.		155
All spare parts and spare equipment including spare tail-end shaft(s) and/or spare		156
propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused,		157
whether on board or not shall become the Buyers’ property, but spares on order are to be		158
excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to		159
replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which		160
are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the		161
property of the Buyers. The radio installation and navigational equipment shall be included in the sale		162
without extra payment if they are the property of the Sellers. Unused stores and provisions shall be		163
included in the sale and be taken over by the Buyers without extra payment.		164

The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the		165
Sellers’ flag or name, provided they replace same with similar items. Library, forms, etc.,		166
exclusively for use in the Sellers’ vessel(s), shall be excluded without compensation. Captain’s,		167
Officers’ and Crew’s personal belongings including the slop chest are to be excluded from the sale,		168
as well as the following additional items:
		169

The Buyers shall take over the remaining bunkers and unused lubricating oils in storage tanks and		170
sealed drums and pay the current net market price (excluding barging expenses) at the port and date		171
of delivery of the Vessel at no extra cost.		172
Payment under this Clause shall be made at the same time and place and in the same currency as		173
the Purchase Price.		174

8. Documentation See Addendum No. 1		175

The place of closing: New York.		176

In exchange for payment of the Purchase Price the Sellers shall furnish the Buyers at the Closing with the following documents:		178

a) Legal Bill of Sale in a form recordable in Panama (the country in which the Buyers are to register the Vessel), warranting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoever, duly notarially attested and legalized by the consul of such country or other competent authority.

b) Current Certificate of Ownership issued by the competent authorities of the flag state of the Vessel.
		184
c) Confirmation of Class issued within 72 hours prior to delivery.

d) Current Certificate issued by the competent authorities stating that the Vessel is free from registered encumbrances.

e) Any such additional documents as may reasonably be required by the competent authorities		194
for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such		195
documents as soon as possible after the date of this Agreement.

At the time of delivery the Buyers and Sellers shall sign and deliver to each other a Protocol of		197
Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Sellers to the		198
Buyers.		199

At the time of delivery the Sellers shall hand make available to the Buyers the classification certificate(s) as well as all		200
plans etc., which are on board the Vessel. Other certificates which are on board the Vessel shall also		201
be handed over made available to the Buyers unless the Sellers are required to retain same, in which case the		202
Buyers to have the right to take copies. Other technical documentation which may		203
be in the Sellers’ possession shall be promptly forwarded to the Buyers at their expense, if they so		204
request. The Sellers may keep the Vessel’s log books but the Buyers to have the right to take		205
copies of same.		206

9. Encumbrances		207

The Sellers warrant that the Vessel, at the time of delivery, is free from all mortgages.

10. Taxes, etc.		212

Any taxes, fees and expenses in connection with the purchase and registration under the Buyers’ flag, and in		213
connection with the closing of the Sellers’ register shall be for Buyers’ account.		214

11. Condition on delivery		216

The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear expected. However, the Vessel shall be delivered with her class maintained free of conditions and recommendations (other than those for which the time presented by class for curing the condition of recommendation has not passed), with certificates valid and up to date.

12. Name/markings		230

Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings. This shall be completed within seven (7) days of delivery.		231

13. Buyers’ default		232

16. Arbitration

a)* This Agreement shall be governed by and construed in accordance with English law		263
and any dispute arising our of this Agreement shall be referred to arbitration in London in		264
accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or		265
re-enactment thereof for the time being in force, one arbitrator being appointed by each		266
party. On the receipt by one party of the nomination in writing of the other party’s arbitrator,		267
that party shall appoint their arbitrator within fourteen days, failing which the decision of the		268
single arbitrator appointed shall apply. If two arbitrators properly appointed shall not agree		269
they shall appoint an umpire whose decision shall be final.		270

b)* This Agreement shall be governed by and construed in accordance with Title 9 of the		271
United States Code and the Law of the State of New York and should any dispute arise out of		272
this Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third shall be appointed by the Chair at the time of the Arbitration Committee of the Maritime Law Association of the United States. The third arbitrator shall serve as chair of the panel and shall be a practicing maritime attorney. The decision of the arbitrators or that of any two of them shall be final, and for purpose of enforcing any award, judgment may be entered thereon by any court having jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York.
		273

		278
c)* Any dispute arising out of this Agreement shall be referred to arbitration at		279
, subject to the procedures applicable there.		280
The laws of shall govern this Agreement.		281

17. This MOA is one element of the sale/charter back agreement, which includes a Bareboat Charter Party dated as of January 24, 2007. Simultaneously upon delivery of the Vessel to the Buyers, the Vessel will be delivered to the Sellers/Charterers under the Bareboat Charter Party dated as of January 24, 2007 (the “Charter”). The Vessel will thus remain in the control and responsibility of the Sellers/Charterers under the Charter, at all times before and after delivery to the Buyers hereunder and the Buyers shall in no way be responsible for any costs, expenses, documents or delays to the Vessel arising out of the delivery hereunder. Any provisions, spares and bunkers shall remain the property and in the possession of the Sellers.

FOR THE SELLERS:	FOR THE BUYERS:

Signed: /s/ Christophil B. Costas	Signed: /s/ Carol Ann Malinowski

Name: Christophil B. Costas	Name: /s/ Carol Ann Malinowski

Title: Attorney-In-Fact	Title: Secretary

Date: as of January 24, 2007	Date: as of January 24, 2007

ADDENDUM NO. 1

To Memorandum of Agreement dated as of January 24, 2007

made by and between Fairfax Shipping Corp., as Sellers, and Adirondack Shipping LLC, as Buyers, of the M/V Seminole Princess.

Following additional documents to be presented by Sellers to Buyers upon delivery of the Vessel:

1. Sellers’ board resolutions

2. Sellers’ Shareholders’ resolutions ratifying board resolutions

3. Sellers’ Power of Attorney

4. Sellers’ Certificate of Goodstanding

5. Secretary’s Certificate stating Sellers’ directors/officers/shareholders

6. Commercial invoice

7.	Such other documents, terms and conditions as set forth in the Charter which are applicable to the transaction under this MOA

Buyers shall deliver the following documents to Sellers upon delivery of the Vessel

1. Power of Attorney authorizing individuals to execute and deliver all documents

2.	Certificate of Resolutions approving the purchase of the Vessel from Sellers and authorizing and appointing individuals to act and authorizing issuance of Power of Attorney.

/s/ Christophil B. Costas Fairfax Shipping Corp.	/s/ Carol Ann Malinowski Adirondack Shipping LLC